Filed Pursuant to Rule 497(e)

File No. 333-199018

CORPORATE CAPITAL TRUST II

Supplement Dated June 21, 2017

to

Prospectus Dated May 1, 2017

This supplement contains information that supplements and amends, is a part of, and should be read in conjunction with the prospectus of Corporate Capital Trust II dated May 1, 2017, as supplemented and amended (the “Prospectus”). The Prospectus has been filed with the Securities and Exchange Commission and is available at www.sec.gov, or by calling (866) 650-0650. Capitalized terms used in this supplement shall have the same meaning as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read the entire Prospectus and this supplement, and consider carefully our investment objectives, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

This supplement amends the Prospectus as follows:

Prospectus Summary

The following amends and supplements the section of the Prospectus entitled “Prospectus Summary — Distribution Policy” by amending and restating the second paragraph of such section with the following paragraph:

We may fund our cash distributions to shareholders from any sources of funds available to us, including fee waivers or deferrals by our Advisors that may be subject to repayment, as well as offering proceeds and borrowings. We have not established limits on the amount of funds we may use from any available sources to make distributions. Our previous distributions have been funded in significant part from expense support payments from our Advisors, including the reimbursement of certain operating expenses that will likely be subject to repayment to our affiliates. It is likely that our future distributions will continue to be supported by our Advisors in the form of operating expense support payments and the deferral or waiver of investment advisory fees. We may be obligated to repay our Advisors over several years, and these repayments, if any, will reduce the future distributions that you would otherwise be entitled to receive from us. You should understand that such distributions may not be based on our investment performance. There can be no assurance that we will achieve the performance necessary to sustain our distributions, or that we will be able to pay distributions at a specific rate, or at all. Our Advisors have no obligation to waive or defer their advisory fees or otherwise reimburse expenses now or in future periods.

The following amends and supplements the section of the Prospectus entitled “Prospectus Summary — Risk Factors” by amending and restating the eighth bullet of such section with the following:

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Our distributions may not be based on our investment performance, but may be supported by our Advisors in the form of fee waivers or deferrals and/or operating expense support payments. Our previous distributions have been funded in significant part from expense support payments from our Advisors, including the reimbursement of certain operating expenses that will likely be subject to repayment to our affiliates. It is likely that our distributions will continue to be supported by our Advisors in the form of operating expense support payments and the deferral or waiver of investment advisory fees. We may be obligated to repay our Advisors over several years and these repayments will reduce the future distributions that you should otherwise receive from your investment.

The following amends and supplements the section of the Prospectus entitled “Prospectus Summary — Our Potential Competitive Advantages” by amending and restating the seventh bullet of the second paragraph of such section with the following:

•	Co-Investment Program. On June 19, 2017, the SEC issued an order granting us exemptive relief that expands our ability to co-invest with certain of our affiliates, including CCT, in privately negotiated transactions. Subject to the conditions specified in the exemptive order, we are now permitted to co-invest with those affiliates in certain additional investment opportunities, including investments originated and directly negotiated by KKR.

The following amends and supplements the section of the Prospectus entitled “Prospectus Summary — Other Factors Affecting Portfolio Construction” by amending and restating the second paragraph of such section with the following paragraph:

On June 19, 2017, the SEC issued an order granting us exemptive relief that expands our ability to co-invest with certain of our affiliates, including CCT, in privately negotiated transactions. Subject to the conditions specified in the exemptive order, we are now permitted to co-invest with those affiliates in certain additional investment opportunities, including investments originated and directly negotiated by KKR.

The following amends and supplements the section of the Prospectus entitled “Prospectus Summary — Share Repurchase Program” by amending and restating the first paragraph of such section with the following paragraph:

Beginning no later than January 31, 2018, and at the discretion of our board of trustees, we intend to commence a share repurchase program in which we intend to repurchase, in each quarter, up to 2.5% of the weighted average number of shares of our common stock outstanding in the prior four calendar quarters. We intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan, although at the discretion of our board of trustees, we may also use cash on hand, cash available from borrowings, and cash from the sale of our investments as of the end of the applicable period to repurchase shares. Our board of trustees may amend, suspend or terminate the share repurchase program upon 30 days’ notice. All shares purchased by us pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.

Risk Factors

The following amends and supplements the section of the Prospectus entitled “Risk Factors — Risks Related to Our Advisors and their Respective Affiliates — Our ability to enter into transactions with our affiliates will be restricted” by amending and restating the second paragraph of such section with the following paragraph:

On June 19, 2017, the SEC issued an order granting us exemptive relief that expands our ability to co-invest with certain of our affiliates, including CCT, in privately negotiated transactions. Subject to the conditions specified in the exemptive order, we are now permitted to co-invest with those affiliates in certain additional investment opportunities, including investments originated and directly negotiated by KKR. The KKR allocation policy provides that once an investment has been approved and is deemed to be in our best interest, we will receive a pro rata share of the investment based on capital available for investment in the asset class being allocated. Determinations as to the amount of capital available for investment are based on such factors as: the amount of cash on-hand, existing commitments and reserves, the targeted leverage level, the targeted asset mix and diversification requirements, other investment policies and restrictions, and limitations imposed by applicable laws, rules, regulations or interpretations. However, there can be no assurance that investment opportunities will be allocated to us fairly or equitably in the short term or over time.

The following amends and supplements the section of the Prospectus entitled “Risk Factors — Risks Related to an Investment in Our Common Stock — We may pay distributions from offering proceeds, borrowings or the sale of assets to the extent our cash flows from operations, net investment income or earnings are not sufficient to fund declared distributions” by amending and restating such section with the following:

We may fund distributions from the uninvested proceeds of an offering and borrowings, and we have not established limits on the amount of funds we may use from such proceeds or borrowings to make any such distributions. We may pay distributions from the sale of assets to the extent distributions exceed our earnings or cash flows from operations. Distributions from offering proceeds or from borrowings could reduce the amount of capital we ultimately invest in our investment portfolio. Our previous distributions have been funded in significant part from expense support payments from our Advisors, including the reimbursement of certain operating expenses that will likely be subject to repayment to our affiliates. It is likely that our distributions will continue to be supported by our Advisors in the form of operating expense support payments and the deferral or waiver of investment advisory fees. We may be obligated to repay our Advisors over several years and these repayments will reduce the future distributions that you should otherwise receive from your investment.

The following amends and supplements the section of the Prospectus entitled “Risk Factors — We intend, but are not required, to offer to repurchase our shares on a quarterly basis. As a result, shareholders will have limited opportunities to sell their shares.” by replacing the first sentence of such section with the following sentence:

Beginning on January 31, 2018, and subject to the discretion of our trustees, we intend to commence tender offers, on approximately 10% of our weighted average number of outstanding shares in any 12-month period, to allow you to tender your shares to us on a quarterly basis at a specific offer price that is determined based upon our net asset value as of the last date of the prior quarter prior to the initiation of each tender offer program.

Company Profile

The following amends and supplements the section of the Prospectus entitled “Company Profile — Our Investment Strategy — Transaction Structuring and Execution” by amending and restating the fourth paragraph of such section with the following paragraphs:

Each investment that we make requires the approval of both of our Advisors. Once an investment has received the approval of both our Advisors, the transaction may be effected. Certain affiliated co-investment transactions, may also require review and approval by our independent trustees. Specifically, the 1940 Act imposes significant limits on co-investment with affiliates such as other funds or pools of capital managed by CNL or KKR, and we generally will not be permitted to co-invest alongside our affiliates in privately negotiated transactions unless such transactions are permitted pursuant to an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as syndicated transactions where price is the only negotiated term. On June 19, 2017, the SEC issued an order granting us exemptive relief that expands our ability to co-invest with certain of our affiliates, including CCT, in privately negotiated transactions. Subject to the conditions specified in the exemptive order, we are now permitted to co-invest with those affiliates in certain additional investment opportunities, including investments originated and directly negotiated by KKR.

The KKR allocation policy provides that once an investment has been approved and is deemed to be in our best interest, we will receive a pro rata share of the investment based on capital available for investment in the asset class being allocated. Determinations as to the amount of capital available for investment are based on such factors as: the amount of cash on-hand, existing commitments and reserves, the targeted leverage level, the targeted asset mix and diversification requirements, other investment policies and restrictions, and limitations imposed by applicable laws, rules, regulations or interpretations. However, there can be no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

We currently do not, nor do we currently intend to, invest in or hold securities of companies that were, prior to our original investment, controlled by affiliates of our Advisors.

The following amends and supplements the section of the Prospectus entitled “Company Profile — Co-Investments” by amending and restating the first paragraph of such section with the following paragraph:

Opportunities for co-investments may arise when our Advisors or their respective affiliates become aware of investment opportunities that may be appropriate for us and our affiliates’ other clients. As a business development company, we are substantially limited in our ability to co-invest in privately negotiated transactions with our affiliates’ other clients unless we obtain an exemptive order from the SEC. On June 19, 2017, the SEC issued an order granting us exemptive relief that expands our ability to co-invest with certain of our affiliates, including CCT, in privately negotiated transactions. Subject to the conditions specified in the exemptive order, we are now permitted to co-invest with those affiliates in certain additional investment opportunities, including investments originated and directly negotiated by KKR.

Distributions

The following amends and supplements the section of the Prospectus entitled “Distributions” by amending and restating the third paragraph of such section with the following paragraph:

We may fund our cash distributions to shareholders from any sources of funds available to us, including fee waivers or reductions by our Advisors that may be subject to repayment, as well as offering proceeds and borrowings. We have not established limits on the amount of funds we may use from any available sources to make distributions. Our previous distributions have been funded in significant part from expense support payments from our Advisors, including the reimbursement of certain operating expenses that will likely be subject to repayment to our affiliates. It is likely that our distributions will continue to be supported by our Advisors in the form of operating expense support payments and the deferral or waiver of investment advisory fees. We may be obligated to repay our Advisors over several years and these repayments will reduce the future distributions that you should otherwise receive from your investment. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at a specific rate or at all. The Advisors and their affiliates have no obligation to waive advisory fees or otherwise reimburse expenses now or in future periods. See “Advisory Agreements and Fees.”

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following amends and supplements the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Investment Objective, Investment Program, and Primary Investment Types” by amending and restating the first paragraph of such section with the following paragraph:

Our investment objective is to provide our shareholders with current income and, to a lesser extent, long-term capital appreciation. We pursue our investment objective by investing primarily in the debt of privately owned, thinly traded U.S. companies with a focus on originated transactions sourced through the networks of our Advisors. We also have the ability, as permitted through an exemptive order allowing us to co-invest with certain of affiliates of our Advisors, to co-invest in privately negotiated transactions alongside other investment funds managed by or affiliated with KKR. We define originated transactions as any investment where our Advisors negotiate the terms of the transaction beyond just the price, which, for example, may include negotiating financial covenants, maturity date or interest rate terms. A substantial portion of our portfolio will consist of direct lending investments, which we believe offer potential opportunities for attractive risk-adjusted returns and income generation. Our debt investments may take the form of corporate loans or bonds, may be directly originated as primary market negotiated transactions or purchased on the secondary market, may be secured or unsecured and may, in some cases, be accompanied by warrants, options or other forms of equity participation. We may separately purchase common or preferred equity interests in transactions.

The following amends and supplements the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Operating Expenses” by amending and restating the first paragraph of such section with the following paragraph:

Our primary operating expenses include an investment advisory fee and, depending on our operating results, performance-based incentive fees, administrative expenses, custodian and accounting fees and other third-party professional services and expenses. The investment advisory fee and performance-based incentive fees compensate the Advisors for their services in identifying, evaluating, negotiating, closing and monitoring our investments. We will bear all other out-of-pocket costs and expenses of our operations and transactions, including but not limited to expenses incurred in respect of unconsummated investments. All such expenses will be borne indirectly by our shareholders and are expected to include, among other things:

•	corporate, organizational and offering expenses relating to offerings of our common stock, subject to limitations included in our Investment Advisory Agreement;
•	the cost of calculating our net asset value, including the related fees and cost of any third-party valuation services;
•	the cost of effecting sales and repurchases of shares of our common stock and other securities;
•	fees payable to third parties relating to, or associated with, monitoring our financial and legal affairs, making investments, and valuing investments;
•	fees related to certain transactional expenses (e.g. research costs, due diligence costs, professional fees, legal fees and other related items) related to prospective investments, including fees and expenses associated with performing due diligence reviews of investments that do not close, often referred to as “broken deal” costs;
•	interest payable on debt, if any, incurred to finance our investments;
•	fees related to the facilitation and coordination of the transfer agent’s activities, providing client and investor relations services, and an administrative call center;
•	transfer agent and custodial fees;
•	fees and expenses associated with marketing efforts;
•	federal and state registration fees and any stock exchange listing fees;
•	federal, state and local taxes;
•	independent trustees’ fees and expenses, including travel expenses;
•	costs of board of trustee and shareholder meetings, proxy statements, shareholders’ reports and notices;
•	costs of fidelity bonds, directors and officers/errors and omissions liability insurance and other types of insurance;

•	direct costs, including those relating to printing of shareholder reports and advertising or sales materials, mailing, long distance telephone and staff;
•	fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act of 2002, the 1940 Act and applicable federal and state securities laws;
•	brokerage commissions for our investments; and
•	all other expenses incurred by us or the Advisors in connection with administering our business, including expenses incurred by our Advisors in performing their obligations.

The following amends and supplements the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Portfolio and Investment Activity” by adding the following paragraph after the first paragraph following the investment activity summary table:

Now that we have received co-investment exemptive relief from the SEC, we intend to increase our focus on originated investments, including co-investment transactions, as a main element of our investment strategy. Co-investment transactions will give us the opportunity to participate in certain investments alongside KKR’s institutional clients and proprietary funds.

Plan of Distribution

The following amends and supplements the section of the Prospectus entitled “Plan of Distribution — Ongoing Distribution and Shareholder Servicing Fee” by adding a new paragraph after the first paragraph of such section with the following:

As previously announced, the Company amended its Managing Dealer Agreement with the Managing Dealer, effective May 1, 2017, which, among other changes, reduced the maximum amount of sales commissions, dealer manager fees and ongoing annual distribution and shareholder servicing fees payable to the Managing Dealer in connection with the sale of shares in the primary offering.

To the extent that participating broker-dealers sold shares on the terms in effect prior to May 1, 2017, the Managing Dealer, in its own discretion and from its own resources, will pay the agreed upon amounts of compensation to such participating broker-dealers based on the terms in effect prior to May 1, 2017. Nevertheless, all dealer manager fees, selling commissions, and annual distribution and shareholder servicing fees paid from any source with respect to shares sold pursuant to the terms in effect prior to May 1, 2017 will be monitored and count towards FINRA’s 10% cap on underwriting compensation.

Share Repurchase Program

The following amends and supplements the section of the Prospectus entitled “Share Repurchase Program” by replacing the second paragraph of such section with the following paragraph:

Beginning no later than January 31, 2018, and subject to the discretion of the board of trustees, we intend to commence a share repurchase program pursuant to which we intend to conduct quarterly tender offers, on approximately 10% of our weighted average number of outstanding shares in any 12-month period, in accordance with the requirements of Rule 13e-4 under the Exchange Act and the 1940 Act, to allow our shareholders to tender their shares at a specific offer price that is determined based upon our net asset value per share on the last date of the prior quarter prior to the initiation of each tender offer program. Our share repurchase program will include numerous restrictions that limit your ability to sell your shares.